Income Taxes	12 Months Ended
Sep. 30, 2011
Income Taxes [Abstract]
Income Taxes

15. Income taxes:

The Company's deferred tax assets and liabilities consist of the following:

	September 30,
	2011	2010
Deferred tax assets:
Accrued expenses deductible in future	$1,677,000	$7,535,000
Allowance for doubtful accounts	3,000	3,000
Basis difference in assets	1,791,000	3,735,000
Inventory valuation allowance	91,000	490,000
Share-based compensation	7,414,000	66,000
Intangible assets	1,542,000	2,757,000
Net operating loss carryforward	90,478,000	80,606,000
Debt extinguishment	(454,000)	5,149,000
Unresolved claims	2,336,000	—
Other	2,736,000	20,859,000
Valuation allowance	(107,614,000)	(121,200,000)

	$—	$—

Income tax (expense) benefit consists of the following:

	2011	2010
Current	$—	$—
Deferred	(11,682,166)	(25,269,000)
Benefit of net operating loss carryover	—	—
Increase in valuation allowance	11,682,166	25,269,000

	$—	$—

Allocation between continuing and discontinued operations:
Continuing operations	$—	$—
Discontinued operations	—	—

	$—	$—

The expected income tax benefit at the statutory tax rate differed from income taxes in the accompanying consolidated statements of operations as follows:

	2011	2010
Statutory tax rate	34%	34%
State taxes	4%	4%
Permanent items	12%	16%
Change in Reorganization items	25%	0%
Other	(1)%	(1)%
Change in valuation allowance	(74)%	(53)%

Effective tax rate in accompanying statement of operations	0%	0%

Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or all of the deferred tax assets will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. As a result, the Company recorded a valuation allowance with respect to all of the Company's deferred tax assets.

Under Section 382 and 383 of the IRC, if an ownership change occurs with respect to a "loss corporation", as defined, there are annual limitations on the amount of the net operating loss ("NOLs") and other deductions, which are available to the Company. Due to the acquisition transactions in which the Company has engaged in recent years, the Company believes that the use of these NOLs will be significantly limited.

The Company has a federal NOLs carryover of approximately $238.3 million as of September 30, 2011, which expires through 2027, and of which approximately $30.0 million is subject to various Section 382 limitations based upon ownership changes that occurred through September 30, 2003. Of those losses subject to the limitations, $11.3 million is expected to expire before the losses can be utilized. Of the remaining amounts, the limitation is approximately $1.8 million per year through approximately the year ended September 30, 2012. Subsequent to that date, the annual limitation will decrease to approximately $0.2 million through September 30, 2024. The NOLs incurred after September 30, 2003 may also be subject to further limitations.